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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         DELANO TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)

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
                   ONTARIO                                       98-0206122
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 (Province of incorporation or organization)        (I.R.S. Employer Identification No.)
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         40 WEST WILMOT STREET, RICHMOND HILL, ONTARIO, CANADA L4B 1H8
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              (Address of principal executive offices) (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:

                                   333-94505

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON SHARES, NO PAR VALUE
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                                (Title of Class)
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED
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          The description of the common shares, no par value, of
          Delano Technology Corporation, an Ontario corporation (the "Company"), set forth under the caption "Description of Share Capital" in the Prospectus included in the Company's Registration Statement on Form F-1 (File No. 333-94505), as amended, initially filed by the Company on January 12, 2000, is incorporated herein by reference.
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
ITEM 2.   EXHIBITS
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
  1.1     Articles of Incorporation of the Company (filed as Exhibit
          3.1 to the Registration Statement on Form F-1 of the Company (File No. 333-94505) and incorporated herein by reference)
  1.2 By-laws of the Company (filed as Exhibit 3.2 to the Registration Statement on Form F-1 of the Company (File No. 333-94505) and incorporated herein by reference)
  1.3 Registration Rights Agreement (filed as Exhibit 10.1 to the Registration Statement on Form F-1 of the Company (File No. 333-94505) and incorporated herein by reference)
  1.4     Specimen Share Certificate
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          DELANO TECHNOLOGY CORPORATION

                                          By: /s/ DAVID LEWIS
                                            ------------------------------------
                                            Name: David Lewis
                                            Title: General Counsel and Secretary

Dated: January 27, 2000

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                                 EXHIBIT INDEX

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
EXHIBIT
NUMBER    DESCRIPTION
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
  1.4     Specimen Share Certificate
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